UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 17, 2017
(Date of earliest event reported)
US Ecology, Inc.
(Exact name of registrant as specified in its charter)
DE	0-11688	95-3889638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
251 E. Front St., Suite 400, Boise, ID	83706
(Address of principal executive offices)	(Zip Code)
2083318400
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
On July 17, 2017, the Board of Directors ("Board") of US Ecology, Inc. ("Company") appointed Ronald (Ron) C. Keating to the Board, increasing the number of directors to seven. Mr. Keating will serve in this role until the Company’s next Annual Meeting of Stockholders.

Mr. Keating brings more than 25 years of operations and leadership experience with companies providing solutions to municipal, industrial and infrastructure customers. He is currently the Chief Executive Officer and a director at Evoqua Water Technologies LLC, a global provider of water and wastewater treatment solutions and services. Mr. Keating previously served as President and Chief Executive Officer at Contech Engineered Solutions and held senior leadership positions at Kennametal Inc. and Ingersoll-Rand Inc. He holds an MBA from the Kellogg School of Management at Northwestern University and a B.S. in Industrial Distribution from Texas A&M.

Mr. Keating was also appointed to the Board's Compensation Committee, replacing Daniel Fox. The Board has determined that Mr. Keating satisfies the definition of "independent director" and all other requirements for service on the Board's Compensation Committee under the NASDAQ listing standards and applicable SEC requirements. With his appointment, the Board’s standing committees now consist of the following Board members:

Audit: Daniel Fox (Chair), Katina Dorton, John T. Sahlberg

Compensation: John T. Sahlberg (Chair), Joe F. Colvin, Ronald C. Keating

Corporate Governance: Katina Dorton (Chair), Daniel Fox, Joe F. Colvin

Mr. Keating will participate under the Company’s non-employee director compensation program. Under this program, he will receive, on a pro-rated basis, cash compensation of $50,000 and a restricted equity award with a value equal to $75,000 that is subject to certain vesting restrictions. As a member of the Compensation Committee, Mr. Keating will also receive, on a pro-rated basis, a cash retainer of $5,000.
Item 7.01. Regulation FD Disclosure
On July 17, 2017, the Company issued a press release announcing the appointment of Mr. Keating to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

The information in this report (including Exhibit 99.1) being furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Press Release of US Ecology, Inc. dated July 17, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2017	US Ecology, Inc. By: /s/ Eric L. Gerratt Eric L. Gerratt Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of US Ecology, Inc. dated July 17, 2017